Corrected Transcript

24

-

Jun

-

2021

Worthington Industries, Inc.

(

WOR

)

Q4 2021 Earnings Call

Total Pages: 14

CORPORATE PARTICIPANTS

Marcus Rogier Treasurer & Investor Relations Officer, Worthington Industries, Inc.	B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.

Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

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OTHER PARTICIPANTS

Seth Rosenfeld Analyst, Exane BNP Paribas	John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC

Philip Gibbs

Analyst, KeyBanc Capital Markets, Inc.

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MANAGEMENT DISCUSSION SECTION

Operator: Good afternoon and welcome to the Worthington Industries Fourth Quarter Fiscal 2021 Earnings Conference Call. All participants will be able to listen only until the question-and-answer session of the call. This conference is being recorded at the request of the Worthington Industries. If anyone objects, you may disconnect at this time.

I'd now like to introduce Marcus Rogier, Treasurer and Investor Relations Officer. Mr. Rogier, you may begin.

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Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Thank you, Blue. Good morning, everyone, and welcome to Worthington Industries Fourth Quarter and Fiscal 2021 Earnings Call. On our call today, we have Andy Rose, Worthington's President and Chief Executive Officer; and Joe Hayek, Worthington's Chief Financial Officer.

Before we get started, I'd like to remind everyone that certain statements made today are forward-looking within the meaning of the 1995 Private Securities Litigation Reform Act. These statements are subject to risks and uncertainties that could cause actual results to differ from those suggested.

We issued our earnings release yesterday after the market closed. Please refer to it for more details on those factors that could cause actual results to differ materially.

Today's call is being recorded, and a replay will be made available later on our worthingtonindustries.com website.

At this point, I will turn the call over to Joe for a discussion of our financial results.
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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Thank you, Marcus, and good morning, everyone.

Our teams delivered a record fourth quarter to close out our fiscal year. And yesterday, we reported Q4 earnings of $2.15 a share versus $0.29 in the prior year quarter. During the quarter, we incurred net pretax charges of $16 million or $0.18 a share, primarily related to the divestitures of our SCI business in California and our LPG storage business in Poland. This compares to restructuring and impairment charges of $0.20 a share a year ago. Excluding these items, we generated $2.33 per share in Q4 compared to $0.49 in the prior year quarter.

Consolidated net sales in the quarter of $978 million were up significantly compared to $612 million in Q4 of last year, which was negatively impacted by the COVID-related shutdowns. The improvement in sales came from increased volumes across most of our end markets and higher steel prices. Gross profit for the quarter increased to $226 million from $90 million in the prior year quarter, and our gross margin increased to a record 23.1% from 14.7%.

Our adjusted EBITDA in Q4 was a record $186 million, up from $67 million in Q4 of last year, and our adjusted EBITDA for fiscal 2021 was a record $483 million. We had a very strong quarter, and our results are starting to benefit from the recent strategic actions we've taken to both divest low-performing assets from our portfolio and acquire businesses with attractive cash flow profiles.

Turning to the businesses. In Steel Processing, net sales of $655 million doubled from $328 million in Q4 of last year due to increased volumes and higher average selling prices. Total shipped tons were up 38% from last year's fourth quarter, which was negatively impacted by COVID-related shutdowns, particularly at our automotive customers. Direct tons increased by 47% over the prior year quarter, while total tons increased 31%. Direct tons in Q4 were 48% of the mix compared to 45% a year ago.

We continue to see solid demand across nearly all of our major end markets, including automotive, heavy truck and agriculture. Steel's record-setting performance actually could have been better. We saw some delays in orders from automotive customers because of semiconductor and other supply chain constraints. In addition, the U.S. steel market remains tight, and our teams and our customers continue to face unprecedented market conditions. Throughout, our Steel Processing team has done a great job managing through a fluid and constrained market to take care of our customers, and they generated operating income of $94 million in the quarter compared to a loss of $2 million in Q4 last year.

The large year-over-year increase was primarily driven by strong demand relative to last year combined with increased spreads. In the quarter, we had inventory holding gains estimated to be $50 million or $0.71 per share compared to holding gains of $0.01 per share in Q4 last year. The current quarter also benefited from mark-to-market arbitrage gains we were able to generate given the rise in steel prices. Based on current steel prices, we do expect that we will have meaningful inventory holding gains in Q1 of '22 as well, which will be partially offset by headwinds related to the scrap gap, which continues to widen.

In our Pressure Cylinders business, net sales in Q4 were $323 million, up 14% from the prior year, due to increased volumes and higher average selling prices for both Consumer and Industrial Products. Net sales in the current quarter benefited by $19 million from the inclusion of General Tools and PTEC, but this was more than offset by a $33 million reduction in sales related to our recent divestitures. Demand for our products in North America remained strong, and we continue to see a gradual recovery of our European business, which was significantly impacted by COVID-related shutdowns a year ago.

Cylinders operating income, excluding impairment and restructuring charges, was $31 million, up $9 million from the prior year quarter, while operating margins increased to 9.6% from 7.7% in Q4 last year. The team in Pressure Cylinders continues to perform at a very high level. While navigating supply chain challenges, bringing new products to market and growing the market share, our team has recently completed several divestitures and 2 strategic acquisitions that we believe position us well for additional growth and profitability moving forward.

Earlier this month, we announced that we were dividing our Pressure Cylinders segment into 3 new reporting segments: Consumer Products, Building Products and Sustainable Energy Solutions, effective with the start of our new fiscal year, which began on June 1. On our fiscal 2022 Q1 call in September, we will begin reporting and discussing our results in those new segments.

With respect to our JVs, equity income during the current quarter was $42 million compared to $17 million last year. We saw strong year-over-year improvements from WAVE and ClarkDietrich due to continued strength in the commercial construction market and from Serviacero, where increased spreads and inventory holding gains drove the upside. During the quarter, we received $26 million in dividends from our unconsolidated JVs.

Turning to the cash flow statement and the balance sheet. Cash flow from operations was $40 million in the quarter and $274 million for the full fiscal year, with free cash flow totaling $192 million in that same period. Free cash flow for the quarter was $23 million despite headwinds from a $118 million increase in working capital, primarily associated with higher steel prices.  During the quarter, we completed 2 divestitures, generating $25 million, invested $17 million on capital projects, paid $13 million in dividends and spent $47 million to repurchase 700,000 shares of our common stock.

Looking  at our balance sheet and our liquidity position. Funded debt at quarter end of $710 million was relatively flat sequentially, and interest expense of $8 million was in line with the prior year quarter, and in Q4 was $640 million in cash as we continue to take a balanced approach to capital allocation, focused on growth and on rewarding shareholders.

Earlier this month, we announced the acquisition of Shiloh's U.S. BlankLight business for $105 million. That business generated adjusted EBITDA of $20 million in calendar 2020, and we believe it will be a valuable and strategic addition to our Steel Processing segment, enabling us to expand our higher-margin laser welded and blanking offerings, both of which play an important role in lightweighting efforts in the automotive market.

Yesterday, the Board declared a $0.28 per share dividend for the quarter, which is payable on September 2021.

At this point, I will turn it over to Andy.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

Thank you, Joe. Good morning, everyone.

Our fourth quarter was a record, a strong finish to what has been the best fiscal year in Worthington's history. Of course, we never would have predicted this a year ago when we were in the depths of the COVID pandemic. Automotive manufacturing was at a standstill, and we were navigating a very uncertain business environment. We say all the time that people are our most important asset, and they prove that yet again this year by adapting quickly to keep each other safe while continuing to deliver our products and services to customers in record fashion.

Despite steel supply shortages, semiconductor slowdowns and labor availability, all of which impacted production schedules, our teams did a terrific job and should be commended for their efforts. Supply chains continue to be constrained, but overall, our demand levels and backlogs are quite good across almost all of our major markets. We have also been proactively raising prices in our downstream manufacturing businesses to offset increased raw material costs.

We are excited to begin reporting 3 new segments next quarter: Consumer Products, Building Products and Sustainable Energy Solutions. This change will better align our businesses around the attractive end markets we serve and provide investors with additional insights on performance. All of these segments have tested leaders, compelling strategies and the resources they need to grow. We will continue to leverage our transformation playbook, new product development and innovation and M&A to achieve above-market growth rates and increase our return on capital.

We sold the last of our underperforming assets in the fourth quarter, so our focus has shifted to accelerating our innovation and M&A growth initiatives across our portfolio. We have a strong balance sheet recently supplemented by the exceptional return generated on our investment in Nikola Corporation. We have always been an entrepreneurial company, and the success of this investment allowed us not only to reward our shareholders, but also our employees and the communities we live and work.

We are proud to have just completed our 65th year in business, a record one at that, and we are well positioned to continue creating value for our shareholders in fiscal '22 and beyond.

Thanks again to all of our employees for their hard work, dedication to each other and perseverance over the past 15 months. We will now take any questions.

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QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] Your first question comes from the line of Seth Rosenfeld from Exane BNP. Your line is now open.

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Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Good afternoon. Thank you for taking our questions. Congrats on a very good end of the year.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Thanks, Seth.

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Seth Rosenfeld Q

Analyst, Exane BNP Paribas

If I could start out please with the question on inventory holding gains, please. Obviously, a huge driver of the strong margins in Q4. Can you just -- you touched on this earlier in the prepared remarks. But maybe a bit more color on how you'd expect that to progress sequentially into Q1? On current market trend, would you expect that inventory gain up or down on a Q over Q basis? You also touched on earlier kind of derivative gains as well. If you can please give a bit more color on that, both for Q4 and looking forward.

And then strategically, steel pricing, obviously incredibly robust for the time being. I think most people are expecting an inflection inevitably at some point looking forward. Can you just walk us through inventory management and how Worthington is positioned to try to limit any [ risk ] inventory losses when prices probably inflect? ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yes. Seth, a lot in that question, and I appreciate it. The first one is probably the easiest. We do expect that in Q1 -- I mean we have -- we look at the same forward term that you do and everybody else sees, but we do have reasonable visibility into Q1, and we think those inventory holding gains will be very material, probably a bit lower than they were in Q4. So we think about that sequentially.

Relative to your sort of second question on kind of how we do things and, ultimately, how we manage our inventories, we feel like we have a very sophisticated approach and a very talented team. We're certainly aware that there is some cyclicality in the steel markets. And so at some point, steel prices will decline. And so we do a lot of things to try and take care of our customers while not overextending ourselves on inventories and things along those lines.

And so it's a little bit more muddled right now just because demand is so strong and the market is so tight that we've got a lot of things to try and balance, which is being able to have access to  steel so that we can take care of our customers while trying not to take on any kind of incremental inventory risk. And as you know, we mirror what we promise to customers with purchasing that steel or guaranteeing a price to ourselves for that steel. So we're going to continue to do that.

We understand and realize that things will certainly not stay the way they have been for the last 3 or 4 months for the next 3 or 4 years, but we feel like we're pretty well positioned to do, as well as we possibly can, continue to take share as we're able to do things for our customers that others can't, and it'd be okay regardless of the situation that we find ourselves in. ...

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Thank you. Just a follow-up, please. I think you called out when inventory gained $51 million. I think in the prepared remarks, you also touched on derivative gains as well. Is that included in the $51 million? Or is that an additional figure to keep in mind? ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

It's separate, and it's just certain things that we believe that we can do along the way when there's volatility in steel prices. ...

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Okay thank you. And I guess the last question from my side, please. With regards to your downstream businesses, can you please touch on the pricing environment and your ability to pass on sharply rising metal input costs to customers? With Pressure Cylinders and also the JVs, to what extent is that kind of going up on a like-for-like basis with sustainable margins? Or have you in fact been able to increase prices in anticipation of seeing the higher cost of your P&L?
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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Seth, this is Andy. Yes, I would say every business is a little bit different in terms of how we approach steel price inflation, but we have gotten a lot better across almost every business that we have in terms of increasing price ahead of inflation. Sometimes it's contractual. Example there would be like our industrial gas businesses around zoners where the buyers are very sophisticated. The contracts sort of account for that.

Outside of that, our Consumer Products business, for example, where those prices are not contractual, you have to go negotiate for price increases. But I would tell you, in this environment where steel prices have gone up 250% to 300%, depending on where you  peg the start, there's no purchasing manager on the planet that doesn't expect some kind of price increase, and I think it was empathetic to that. So we've gotten a lot more sophisticated over the last 4 or 5 years in terms of doing this in advance of that steel price flowing through our P&L. So I think we're in really good shape there. ...

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

All right. Thank you very much.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

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Operator: Your next question comes from the line of Phil Gibbs from KeyBanc Capital. Your line is open.

Q

Analyst, KeyBanc Capital Markets, Inc.

Hey. Good morning.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Good morning, Phil.

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Philip Gibbs Q

Analyst, KeyBanc Capital Markets, Inc.

So on the side of WAVE, I know in previous cycles, when steel inflation starts to pick up in earnest like it's doing now, you've got customers that will do all they can to try to get ahead of it, bring in more material than they perhaps need. Obviously, WAVE had a good quarter. Was that something that you saw this time around as well?
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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Q

Analyst, KeyBanc Capital Markets, Inc.

What were WAVE's volumes relative to last year, if you have an idea of that? ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

They were higher. I mean they had higher volumes, obviously. And a lot of what we talk about relative to last Q4, the comparisons are not as relevant as you'd like them to be because last year was the depth of the COVID shutdowns. And so this year was significantly better. But relatively speaking, we're looking at things as much sequentially right now as we are year-over-year. And sequentially, things continue to improve in commercial

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

construction, not just relative to last year, but relative to earlier this year. ...

Philip Gibbs Q

Analyst, KeyBanc Capital Markets, Inc.

That's helpful, Joe. And then on the scrap gap, you mentioned in your prepared remarks, what -- can you remind people what that means and how that may impact you in this coming quarter? ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

So the scrap gap, if you will, for us, very simply stated, is the difference in the hot-rolled coil band of steel versus what a ton of scrap is worth, and that gap has historically been in a range. And when steel prices run really, really far, really fast, that gap gets larger, and there are some lags and things that happen pricing-wise. But in our Steel Processing business, around 10% of those tons end up as scrap in some way, shape or form. That's predominantly in our blanking businesses and in our cold rolled and our strip businesses. We're always going to have a little bit of head and tail scrap at the beginning at the end of a given coil. And so as that gap widens, there obviously is a bit of a headwind for us that gets created relative to what the normalized or historical average is for that gap. ...

Philip Gibbs Q

Analyst, KeyBanc Capital Markets, Inc.

And what does that mean numerically for you guys? Is it substantial? Or is it minor? Just trying to understand it.
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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yes. It's -- I mean I think -- and a couple of years ago, we had this happened as well as the 2 32 tariffs were coming off. I mean I think it'll -- it's a pretty substantial number for us. I mean it's not catastrophic. It won't offset the FIFO gains, for instance, in Q1, but it's a real number. ...

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

Q

Analyst, KeyBanc Capital Markets, Inc.

I appreciate that. And then on the net working capital side, obviously, a big pickup in working capital because of the pricing environment. How should we think about that evolving next quarter because obviously prices continue to rise, but maybe not at the same level that your inbounds came in at the end of May? So trying to understand that, too.
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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Q

Analyst, KeyBanc Capital Markets, Inc.

And then last one from me is just on Cylinders in terms of what you see across each of your business units. Does this volume momentum that you've seen in Consumer and Industrial continue? Or was there a pent-up demand and seasonal effect that you saw that was just really pronounced? Because I don't know if I've seen your volumes  as strong in a while, and I know things can shift around from timing, but maybe just speak about the short term and then the strategic term for your Cylinder. Can you just break that up a little bit. ...

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yes. Again, each market is a little bit different, Phil, but I would tell you that across most of the Cylinder, end markets demand is pretty good to really good. Some of the products, particularly around Consumer Products, I think gas grill cylinder, propane, camping cylinder, those products really benefited from COVID. People are doing things outdoors, and restaurants were eating things. So the demand has been very strong. People have bought and booked demand for longer periods of time than maybe they historically have. So it's hard to know exactly where we're going to be 9 or 12 months from now. But right now, it feels like it's pretty steady. ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

And Phil, one thing to add to that is -- and sequentially, this will be true. The GTI acquisition have a lot of SKUs, and you know, ship  a lot of products, too. So you're seeing some of the effects there when you look at the raw volumes. ...

Philip Gibbs Q

Analyst, KeyBanc Capital Markets, Inc.

Thanks, gents. Have a good one.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Thanks, Phil. Likewise.

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Operator: Your next question comes from the line of John Tumazos from John Tumazos Very Independent Research. Your line is now open.

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Congratulations on all the great work. If someone would have told us a couple of years ago, you're going to earn $13 a share, I would have thought we were nuts, right? ...

B. Andrew RoseA

President & Chief Executive Officer, Worthington Industries, Inc.

Thank you, John.

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

So let me ask a few questions about incoming steel first. There's 4 specific mini-mill new capacities, Sinton, and the doublings of Big River in Arkansas, Delta in Toledo and Gallatin in Kentucky. Should we interpret that the Sinton and Big River expansions basically don't provide more steel for Worthington because you don't do much in Arkansas or Texas and maybe Delta, when they're up, would be an important supplier close to your center of gravity or maybe Gallatin? ...

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

I might answer that question a little differently than maybe what you're expecting, John. I think when capacity comes online, I think it's generally good for the market because it provides additional steel, but it also provides some relief, hopefully, on pricing. Just because we may not be buying that steel in a few of those facilities, it still should help with the overall market. So it would be a little difficult, I think, for Joe or I to sit here and say exactly which supply chains we might be able to incorporate those mills into us, but they're obviously not ideally situated for where the majority of our facilities are, but there's probably some opportunity there. So -- but I understand kind of where you're thinking or where your question is headed. ...

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

There's a couple of inconspicuous suppliers, JSW in Ohio and NMLK , says they're bringing a lot more slabs in from Russia to go to Portage, Indiana or Farrell, PA. Are those more in your center of gravity that might incorporate? Or are those people you never did business with? ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

No. I mean a similar thought that Andy just gave you, John, the honest answer is that we talk to everybody, and we try and deal with as many people as it makes sense based on what steel is required, where it needs to go and what needs to happen to it. And so we chat with everybody and try and make the best decisions we possibly can relative to availability and needs. ...

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Did you benefit from more incoming steel in recent months because the auto companies cut back lacking chips? And with U.S. Steel and cliffs refusing to restart blast furnaces, is there a risk 6 months from now that you have less inbound steel because the auto companies come first and cliffs and U.S. Steel won't restart furnaces? ...

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yes. I mean, I guess, there's always that risk. We are a pretty large buyer of steel, John, and we have worked very hard over the years to build strong relationships with our mill partners. And I think we have this symbiotic relationship where we help them when they need help, and they help us when we need help. So I feel like the last year has been a really difficult operating environment on a number of fronts. One of them has been the supply of steel, but we've done pretty well on that front. It hasn't been perfect by any means, but -- and so 6 months, if the

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

auto companies ramp back up again, is there some risk that things get really tight again, of course, there is. But we also sell to the auto companies a fair amount of steel as well. So they need our product as well. So it's a complex equation, there's no doubt, but I feel like we're pretty well positioned on that front. ...

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

You disclosed $565 million of consolidated inventory. How much is the inventory not consolidated from the JVs?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Meaning what, how much did they have on their balance sheet that's not... ...

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

How many tons of steel or dollars would 100% or your pro rata share of the JVs be? ...

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

I don't think we can answer that question without doing a little work there, John. The lion's share -- I mean most of -- with the exception of probably Serviacero, who carries a fair amount of tons, ClarkDietrich and WAVE, they're small, relatively speaking, compared to the overall Worthington Industries total. They're just -- what they make is not a huge percentage of the volume that we buy as a company. ...

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Would the JVs be closer collectively to 10% of your 4-plus million tons of steel process and consolidated volume? Or would they be more like 30%? ...

B. Andrew RoseA

President & Chief Executive Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

I feel like this is a pop quiz. We'll get back to you on that one, John.
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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Thank you. Let me continue. Comparing May 31 to a year ago, the total dollar inventories rose 40%, but raw materials rose only about 10% in finished goods, 20%, where work in process rose about 120%. Should we interpret that work in process is sort of involuntary? You have to process the steel to get sales? And that, that's up almost as much as the percentage change in steel prices. That raw materials and finished goods dollars up so much less means that you're trying to carry less unprocessed steel inventory and you're getting the finished goods out the door fast as lightning, twice as exciting? ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yes. I mean that's a reasonable step through it. We don't -- we're not holding any finished goods because we know that our customers need it, and we're trying to get it to them as quickly as we can. And so after we finish it, it doesn't behoove us to leave it sitting around.
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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

When we analyze the Steel Processing margins, the profit per ton was $51 of EBIT for the fiscal year, which is a pretty good year. The revenues are $506 million and the EBIT based costs are $455. Should we interpret because of the tolling ratio that if you weren't tolling, the revenues would be closer to a $1,000 or twice as much and the cost closer to that minus $51 and that we shouldn't take the revenues and costs per ton literally because of the tolling?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

I definitely think it's fair that you think about the direct business and the tolling business differently. We do. ...

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Is there a limit to how much you can increase the total ratio to move the steel price risk to the customer?
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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

B. Andrew RoseA

President & Chief Executive Officer, Worthington Industries, Inc.

Well, we make more money on the direct business, John. So while tolling customers are important to our business, and we do book profits, I think the steel -- the lion's share of the steel company is the direct business in terms of profitability. So all things being equal, I think that makes more sense. But not all customers want to...

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Thank you for taking all my questions and sorry for the pop quiz.
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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

But not all customers want to...

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

...for taking all my questions and sorry for the pop quiz.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

No worries. Thank you.

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Operator: [Operator Instructions] You have a follow up question from the line of Seth Rosenfeld from Exane BNP. Your line is now open.

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Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Thank you. One more, please, on the Pressure Cylinder business. Obviously, stripping out one-offs, Q4 margins were particularly robust in this business. There's a lot changing in the business. However, you've had some disposals of lagging operations, and then we already touched on the strength in metals pricing and your ability to pass on to customers very rapidly. Can you give us a bit more color on the sustainability of margins or that level of

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

EBIT going forward? Is that kind of a new normal for the business post disposals? Or rather, were there some one-offs with regards to kind of metal spread expansion that we should consider reversing in due course? ...

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

I think it is a number of factors, Seth. You hit on a couple of them. One is that we have eliminated some underperforming operations in cylinders. So obviously, just the math there will raise the operating margins. We also have been pushing price, although I don't think this is an example of where we're suddenly rapidly expanding margins because we've been raising price. I mean a lot of our efforts are around recovering the price that -- or the cost inflation that we have on primarily steel, but some other costs as well.

There are certain products where we do have a little more pricing power where we will obviously have some margin expansion. But then the other thing that's really helping us now is our innovation efforts are really developing really good momentum, and we're starting to launch products into the market that are contributing millions of dollars to the bottom line. So to the extent that we can continue that momentum, which I feel really good about, I mean, the pipeline is very robust in Cylinders.

And typically, when you launch new products because of the development costs and other things, they are higher margin contributors to what's going on there. So the confluence of all those factors make me feel pretty good about where we are with respect to Cylinders and pretty bullish on where things could head in the future.

Now quarter-to-quarter, can I tell you it's going to be the same? Probably not. But I feel really good over the long term in terms of where we're headed with respect to the profitability of the Pressure Cylinder business. ...

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Just as a follow-up. The underperforming businesses that were disposed, were they EBIT loss-making or were they just lower margin in percentage terms versus the new core? ...

B. Andrew RoseA

President & Chief Executive Officer, Worthington Industries, Inc.

It's probably a little bit of both, but I would tell you the lion's share of them were loss-making.
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Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Okay. Understood. Thank you very much. That's all from me.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

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Operator: I'm showing no further questions at this time. I would now like to turn the conference back to the company.

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

Great. Thanks everyone for joining us today. I hope everyone continues to stay safe and we'll look forward to speaking to you again in September and talking more about our new segments. So, thanks again.

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Operator: Ladies and gentlemen, this concludes today's conference call. You may now disconnect.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q4 2021 Earnings Call 24-Jun-2021

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